UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA			90017
(Address of principal executive offices)			(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(213) 244-0000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Report to Stockholders.

Insight that works for you.TM	TCW Strategic Income Fund, Inc.
2008 Annual Report

The President's Letter

Dear Shareholder:

We are pleased to present the 2008 annual report of the TCW Strategic Income Fund, Inc. ("TSI" or the "Fund"). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company. The Fund's current distribution policy is to pay at least 7% annually based on previous year-end net asset value ("NAV"). During 2008, total quarterly dividends of $0.30 per share plus a special year-end distribution of $0.08 were paid out. The overall return of the Fund's NAV during 2008 was -6.0% (with dividends invested). The market price to NAV discount widened from 14.1% at the end of December 2007 to 15.7% at the end of December 2008. The custom index for the Fund, a blend of equity and fixed income indices, was down 16.1% during 2008. The Lipper peer universe that includes the Fund, the Lipper Closed-End Income & Preferred Funds Index, rates TSI as the top fund for the three-month, one-year, and three-year trailing periods ended December 31, 2008.

TSI's underlying asset allocation includes a mix of fixed income and equity securities. While most of these asset classes had significantly negative sector returns during 2008, the largest allocation of the Fund, to Mortgage-Backed Securities ("MBS"), had very strong performance, nearly offsetting losses in other areas. Prices for Collateralized Debt Obligation ("CDO") and Asset-Backed Security ("ABS") holdings in the Fund were marked down significantly as these markets continued to experience delinquencies in underlying collateral pools and rating downgrades. However, allocations to these areas, as well as to Preferred Equity, were very small so that there was a limited impact on overall NAV return.

The following table summarizes the performance of the seven principal market sectors included in the Fund during 2008:

TSI Fund Sector	Market Value* 12/31/2008	Percentage of Fund Allocation 12/31/2008	2008 Sector Return Gross of Fees
Mortgage-Backed Securities	$197.9	89.4%	20.0%
Convertible Securities	13.3	6.0	-37.8%
Collateralized Debt Obligation	5.0	2.3	-69.0%
High Yield Debt	0.0	0.0	-14.0%
Common Equity	4.7	2.1	-42.7%
Preferred Equity	0.0	0.0	-96.8%
Asset-Backed Securities	0.4	0.2	-69.1%
Total	$221.3	100.0%

*  Excluding short-term investments

The above portfolio composition resulted from the following allocation decisions:

•  The Fund's exposure to MBS was increased from approximately 50% to an almost 90% allocation due to relative market action and strategic and tactical moves funded by trimming other asset classes and deploying Fund leverage. This reallocation added value during 2008 as the MBS component of the Fund had significantly positive performance and exceeded the Barclays Capital U.S. Aggregate Bond Index by a wide margin. This allocation is composed of MBS securities with high initial credit ratings, including those backed by mortgages securitized by Government Sponsored Enterprises ("GSEs") as well as through private channel issuance. Some securities have characteristics that differ from traditional pass-through MBS, including their liquidity and sensitivity to rate changes. These securities include inverse floaters and interest-only securities. The non-GSE-backed MBS securities have greater exposure to credit risk, although we have purchased these with a view to capturing the opportunities from pricing pressures they currently are experiencing, relative to our assessment of their default risks. Currently, the MBS tranche has minimal underlying exposure to lower-rated real estate borrowers (FICO score less than 650) and carries a minimum individual security rating of A and an average rating of AAA/Agency.

The President's Letter (cont'd)

•  The Fund's exposure to the ABS sector was very low during the year due to declining and previous period writedowns and returns of principal. As a result, the negative performance reported by this allocation had only a small impact on the overall Fund NAV performance.

•  The Fund's CDO allocation is now essentially all in the form of Collateralized Loan Obligations ("CLO") with exposure to collateral composed of bank and commercial real estate loans. These securities continued to have been repriced lower during the year with negative annual performance. Two CLO positions were sold at a price close to prevailing mark-to-market values. The investment team is looking for other opportunities to reduce exposure at reasonable values.

•  The Fund's exposure to High Yield via synthetic exposure to the CDX index was trimmed in half during the first half of 2008 with the proceeds reinvested in MBS, an operation that added value. During the last half of the year, this synthetic exposure was eliminated in order to avoid any counterparty risk inherent in this investment.

•  The Fund has a small allocation to equities that underperformed the S&P 500 index and was negative in absolute terms. The exposure to equities was strategically reduced more than one year ago.

•  The Fund started the year with $4.5 million in leverage and had $58.1 million at the end of December 2008.

We are pleased with how these decisions positioned the Fund portfolio during 2008. The increased allocation to MBS and the strong performance of that allocation were a very favorable decision during the year. We also would note that the Fund has the discretion to use borrowed funds at a cost of 75 basis points over the Federal Funds rate to leverage the portfolio. During 2008, the Fund continued to increase leverage to invest primarily in MBS. The Fund as of today is benefiting from positive cash-flow carry on those positions.

Investors should be aware that TSI has additional information accessible via TCW's web site, www.tcw.com. Investors should periodically access it. Jeffrey Gundlach, the portfolio manager of the Fund, held a conference call for TSI investors in January 2009 to discuss Fund performance and market observations. The one hour call attracted numerous participants and has been posted on the TSI website.

On behalf of the Board and everyone at TCW, I would like to thank you for your continued support.

Sincerely,

Ronald R. Redell
President and Chief Executive Officer

TCW Strategic Income Fund

Schedule of Investments

December 31, 2008

Principal Amount		Value
	Fixed Income Securities
	Asset-Backed Securities (0.3% of Net Assets)
	Banking (0.3%)
$2,500,000	Ameriquest Mortgage Securities, Inc., (06-R2-M10), 2.971%, due 04/25/36 [1,2]	$37,500
2,000,000	Carrington Mortgage Loan Trust, (06-FRE2-M10), (144A), 2.471%, due 10/25/36 (Cost $1,762,231, Acquired 10/05/2006) [1,2,3,4]	20,000
2,000,000	Carrington Mortgage Loan Trust, (06-NC1-M10), (144A), 3.471%, due 01/25/36 (Cost $1,882,813, Acquired 05/19/2006) [1,2,3,4]	120,000
1,500,000	Countrywide Asset-Backed Certificates, (06-26-B), (144A), 2.221%, due 06/25/37 (Cost $1,229,772, Acquired 12/19/2006) [1,2,3,4,9]	4,350
2,000,000	Countrywide Asset-Backed Certificates, (07-6-M8), 2.471%, due 09/25/37 [1,2,9]	22,000
1,691,863	Countrywide Asset-Backed Certificates, (06-5-B), 2.871%, due 08/25/36 [1,2,5,9]	8,121
426,097	Countrywide Asset-Backed Certificates, (06-6-B), (144A), 3.471%, due 09/25/36 (Cost $1,611,776, Acquired 03/20/2006) [1,2,3,4,5,9]	1,065
2,000,000	Fremont Home Loan Trust, (06-2-M9), 2.871%, due 02/25/36 [1,2]	30,000
2,000,000	HSI Asset Securitization Corp. Trust, (06-OPT3-M9), 2.471%, due 02/25/36 [1,2]	10,000
1,740,000	HSI Asset Securitization Corp. Trust, (07-HE2-M8), 2.971%, due 04/25/37 [1,2]	52,200
1,000,000	Saxon Asset Securities Trust, (07-1-B2), 2.721%, due 01/25/47 [1,2]	30,000
2,000,000	Saxon Asset Securities Trust, (06-2-B4), 2.971%, due 09/25/36 [1,2]	15,000
2,000,000	Securitized Asset-Backed Receivables LLC Trust, (07-BR1-B2), 2.721%, due 02/25/37 [1,2,9]	19,220
579,008	Soundview Home Equity Loan Trust, (06-OPT2-M9), (144A), 2.971%, due 05/25/36 (Cost $1,745,625, Acquired 03/14/2006) [1,2,3,4,5]	1,448
1,771,941	Soundview Home Equity Loan Trust, (06-OPT3-M9), (144A), 2.971%, due 06/25/36 (Cost $1,811,875, Acquired 04/13/2006) [1,2,3,4,5]	8,860
2,000,000	Structured Asset Securities Corp., (06-WF1-M9), 2.471%, due 02/25/36 [1,2]	20,000
2,700,000	Structured Asset Securities Corp., (07-EQ1-M9), 2.971%, due 03/25/37 [1,2]	27,000
	Total Banking	426,764
	Total Asset-Backed Securities (Cost: $26,879,700)	426,764
	Collateralized Debt Obligations (2.9%)
	Banking (0.0%)
1,000,000	FM Leveraged Capital Fund, (06-2A-E), (144A), 5.986%, due 11/15/20 (Cost $1,000,000, Acquired 10/31/2006) [1,2,3,4,9]	74,752
	Diversified Financial Services-Multi-Sector Holdings (0.0%)
1,500[7]	Mantoloking CDO, Ltd., (144A), 0%, due 09/28/46 (Cost $1,417,500, Acquired 11/21/2006) [1,2,3,4,6]	—

(1) Illiquid security.

(2) Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2008.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $8,027,859 or 4.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(4) Restricted security (Note 7).

(5) The issuer has declared partial write-off on outstanding principal balance.

(6) Non-income producing security.

(7) Represents number of preferred shares.

(9) Fair valued security (Note 1).

CDO - Collateralized Debt Obligation.

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 2008 (cont'd)

Principal Amount		Value
$487,728	Mantoloking CDO, Ltd., (06-1A-E), (144A), 0%, due 08/28/46 (Cost $487,728, Acquired 11/21/2006) [1,2,3,4,6]	$—
	Total Diversified Financial Services-Multi-Sector Holdings	—
	Diversified Financial Services-Specialized Finance (2.9%)
1,500[7]	ACA CLO, Ltd., (06-2), (144A), 1.264%, due 01/09/21 (Cost $1,395,000, Acquired 11/28/2006) [1,2,3,4]	75,000
4,000,000	ARES CLO, (06-5RA), (144A), 8.103%, due 02/24/18 (Cost $3,840,000, Acquired 03/08/2006) [1,2,3,4]	320,000
2,000,000	Avenue CLO, Ltd., (07-6A), (144A), 1.122%, due 07/17/19 (Cost $1,840,000, Acquired 04/24/2007) [1,2,3,4,9]	340,000
1,000[7]	Centurion CDO VII, Ltd., (144A), 15.562%, due 01/30/16 (Cost $760,000, Acquired 11/01/2006) [1,2,3,4,9]	180,000
2,000,000	Clydesdale CLO, Ltd., (06-1A), (144A), 21.497%, due 12/19/18 (Cost $1,860,000, Acquired 01/16/2007) [1,2,3,4,9]	340,000
1,000,000	CW Capital Cobalt, (06-2A-K), (144A), 7.016%, due 04/26/50 (Cost $1,000,000, Acquired 04/12/2006) [1,2,3,4]	40,000
1,000,000	CW Capital Cobalt II, (06-2A-PS), (144A), 8.46%, due 04/26/50 (Cost $940,000, Acquired 04/12/2006) [1,2,3,4]	286,803
857,103	De Meer Middle Market CLO, Ltd., (06-1A-E), (144A), 8.059%, due 10/20/18 (Cost $918,497, Acquired 08/03/2006) [1,2,3,4,9]	82,912
1,771,501	De Meer Middle Market CLO, Ltd., (06-1A), (144A), 13.296%, due 10/20/18 (Cost $1,734,261, Acquired 08/03/2006) [1,3,4,9]	194,865
2,000,000	Duane Street CLO, (06-3-A), (144A), 0%, due 01/11/21 (Cost $1,860,000, Acquired 11/15/2006) [1,3,4,8,9]	300,000
2,000[7]	FM Leveraged Capital Fund II, (06-1A-PS), (144A), 0%, due 11/20/20 (Cost $1,860,000, Acquired 10/31/2006) [1,2,3,4,8,9]	300,000
2,000,000	Galaxy CLO, Ltd., (06-6I), 6.88%, due 06/13/18 [9]	400,000
2,000,000	Galaxy CLO, Ltd., (06-7A), (144A), 12.708%, due 10/13/18 (Cost $1,900,000, Acquired 08/04/2006) [1,3,4,9]	400,000
2,000,000	LCM CDO, LP, (5I), 20.55%, due 03/21/19 [1,9]	420,000
3,500,000	Octagon Investment Partners X, Ltd., (06-10A), (144A), 1.285%, due 10/18/20 (Cost $3,325,000, Acquired 08/10/2006) [1,3,4]	350,000
3,000,000	Prospect Park CDO, Ltd., (06-1I), 11.484%, due 07/15/20 [1,9]	660,000

(1) Illiquid security.

(2) Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2008.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $8,027,859 or 4.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(4) Restricted security (Note 7).

(6) Non-income producing security.

(7) Represents number of preferred shares.

(8) As of December 31, 2008, security is not accruing interest.

(9) Fair valued security (Note 1).

CDO - Collateralized Debt Obligation.

CLO - Collateralized Loan Obligation.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund

Schedule of Investments

December 31, 2008 (cont'd)

Principal Amount		Value
$1,750,000[7]	Vertical CDO, Ltd., (06-1), (144A), 0%, due 04/22/46 (Cost $1,697,500, Acquired 05/16/2006) [1,2,3,4,8]	$122,500
1,000,000[7]	Whitehorse III, Ltd., (144A), 5.726%, due 05/01/18 (Cost $900,000, Acquired 02/22/2007) [1,2,3,4,9]	140,000
	Total Diversified Financial Services-Specialized Finance	4,952,080
	Thrifts & Mortgage Finance (0.0%)
10,000	Bering CDO, Ltd., (06-1A), (144A), 0%, due 09/07/46 (Cost $870,000, Acquired 08/03/2006) [1,2,3,4,6,8]	—
1,123,341	Bering CDO, Ltd., (06-1A-C), (144A), 0%, due 09/07/46 (Cost $1,000,000, Acquired 08/03/2006) [1,2,3,4,6,8]	—
2,000,000	Fortius Funding, Ltd., (06-2-A), (144A), 0%, due 02/03/42 (Cost $1,900,000, Acquired 11/03/2006) [1,2,3,4,6,8]	200
1,031,101	Fortius Funding, Ltd., (06-2-AE), (144A), 0%, due 02/03/42 (Cost $955,559, Acquired 11/06/2006) [1,2,3,4,6,8]	103
1,000[7]	Fortius I Funding, Ltd., (144A), 0%, due 07/12/41 (Cost $970,000, Acquired 03/13/2006) [1,2,3,4,6,8]	100
1,744,763	Hudson Mezzanine Funding, (06-1-AE), (144A), 0%, due 04/12/42 (Cost $1,553,359, Acquired 10/25/2006) [1,2,3,4,6,8]	—
1,500,000	Hudson Mezzanine Funding, (06-1A-INC), (144A), 0%, due 04/12/42 (Cost $1,395,000, Acquired 10/25/2006) [1,2,3,4,6,8]	—
2,000,000	Vertical CDO, Ltd., (06-2A), (144A), 0%, due 05/09/46 (Cost $1,860,000, Acquired 05/19/2006) [1,2,3,4,6,8]	—
2,221,110	Vertical CDO, Ltd., (06-2A-C), (144A), 0%, due 05/09/46 (Cost $2,171,422, Acquired 05/19/2006) [1,2,3,4,6,8]	—
	Total Thrifts & Mortgage Finance	403
	Total Collateralized Debt Obligations (Cost: $5,027,235)	5,027,235
	Collateralized Mortgage Obligations (114.1%)
	Private Mortgage-Backed Securities (44.9%)
5,250,000	Adjustable Rate Mortgage Trust, (05-11-2A3), 5.326%, due 02/25/36 [2]	3,033,438
3,097,301	Adjustable Rate Mortgage Trust, (05-4-6A22), 5.288%, due 08/25/35 [2]	1,698,440
4,200,090	American Home Mortgage Assets, (05-2-2A1A), 6.019%, due 01/25/36 [2]	3,046,714
3,914,644	Banc of America Funding Corp., (07-6-A2), 0.751%, due 07/25/37 [2]	2,127,931
2,653,944	Bear Stearns Alternative Loan Trust, (06-2-22A1), 5.931%, due 03/25/36	1,189,156
3,500,000	Citi Mortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36	2,316,276
3,000,000	Countrywide Alternative Loan Trust, (07-11T1-A21), 6%, due 05/25/37	1,403,398

(1) Illiquid security.

(2) Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2008.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $8,027,859 or 4.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(4) Restricted security (Note 7).

(6) Non-income producing security.

(7) Represents number of preferred shares.

(8) As of December 31, 2008, security is not accruing interest.

(9) Fair valued security (Note 1).

CDO - Collateralized Debt Obligation.

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 2008 (cont'd)

Principal Amount		Value
$4,000,000	Countrywide Alternative Loan Trust, (07-12T1-A5), 6%, due 06/25/37	$2,718,368
3,000,000	Countrywide Alternative Loan Trust, (07-19-1A4), 6%, due 08/25/37	1,841,242
2,772,000	Countrywide Alternative Loan Trust, (07-9T1-2A3), 6%, due 05/25/37	1,451,273
2,293,479	Countrywide Home Loans, (04-HYB4-B1), 4.589%, due 09/20/34 [2]	1,380,629
209,515,498	Countrywide Home Loans, (06-14-X), 0.338%, due 09/25/36 (I/O) [2]	1,857,208
251,512,205	Countrywide Home Loans, (06-15-X), 0.385%, due 10/25/36 (I/O) [2]	2,234,384
3,900,000	Countrywide Home Loans, (07-J2-2A6), 6%, due 07/25/37	1,350,997
3,738,542	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36	3,106,920
36,301,699	Credit Suisse Mortgage Capital Certificates, (06-9-7A2), 6.079%, due 11/25/36 (I/O) (I/F) [2]	2,572,563
2,481,679	Credit Suisse Mortgage Capital Certificates, (07-5-DB1), 7.089%, due 08/25/37 [2]	185,267
2,631,917	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.651%, due 05/25/36 [2]	993,344
6,640,496	GSR Mortgage Loan Trust, (03-7F-1A4), 5.25%, due 06/25/33	4,665,958
1,042,447	GSR Mortgage Loan Trust, (04-3F-2A10), 16.579%, due 02/25/34 (I/F) [2]	840,328
2,235,145	GSR Mortgage Loan Trust, (05-AR3-6A1), 5.02%, due 05/25/35 [2]	1,151,589
3,908,883	GSR Mortgage Loan Trust, (06-1F-1A5), 27.933%, due 02/25/36 (I/F) (TAC) [2]	3,757,945
4,337,786	JP Morgan Alternative Loan Trust, (07-A1-2A1), 5.925%, due 03/25/37 [2]	2,947,975
4,215,291	JP Morgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	2,669,722
3,639,061	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47	1,932,780
3,927,684	Morgan Stanley Mortgage Loan Trust, (06-2-6A), 6.5%, due 02/25/36	2,322,997
2,000,000	Nomura Asset Acceptance Corp., (07-1-1A2), 5.669%, due 03/25/47 [2]	938,025
2,500,000	Novastar Home Equity Loan, (04-2-M4), 1.671%, due 09/25/34 [2]	1,246,834
2,442,285	Residential Accredit Loans, Inc., (05-QA7-M1), 5.504%, due 07/25/35 [2]	601,139
5,000,000	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36	2,222,509
2,779,000	Residential Asset Securitization Trust, (05-A8CB-A3), 5.5%, due 07/25/35	1,862,221
12,813,332	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37 (I/O)	1,433,812
286,113,909	Residential Funding Mortgage Securities, (06-S9-AV), 0.297%, due 09/25/36 (I/O) [2]	2,091,579
3,089,246	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 5.88%, due 10/25/35 [2]	1,603,586
3,546,356	Structured Adjustable Rate Mortgage Loan Trust, (05-23-3A1), 6.122%, due 01/25/36 [2]	1,896,805
2,724,458	Structured Adjustable Rate Mortgage Loan Trust, (06-3-4A), 6%, due 04/25/36	1,566,132
1,983,671	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47 [2]	973,579
1,679,924	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 0.551%, due 01/25/38 [2,3]	1,243,144
4,359,600	Washington Mutual Alternative Mortgage Pass-Through Certificates, (05-7-3CB), 6.5%, due 08/25/35	2,951,024
4,500,000	Wells Fargo Mortgage Backed Securities Trust, (07-8-2A10), 6%, due 07/25/37 (PAC)	2,401,768
	Total Private Mortgage-Backed Securities	77,828,999

(2) Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2008.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $8,027,859 or 4.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

I/F - Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

I/O - Interest Only Security.

PAC - Planned Amortization Class.

TAC - Target Amortization Class.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund

Schedule of Investments

December 31, 2008 (cont'd)

Principal Amount		Value
	U.S. Government Agency Obligations (69.2%)
$4,460,936	Federal Home Loan Mortgage Corp., (2654-CO), 0%, due 08/15/33 (P/O)	$2,432,178
3,258,000	Federal Home Loan Mortgage Corp., (2684-SN), 22.275%, due 10/15/33 (I/F) [2]	3,364,438
5,688,598	Federal Home Loan Mortgage Corp., (2691-CO), 0%, due 10/15/33 (P/O)	4,928,796
1,670,011	Federal Home Loan Mortgage Corp., (2727-AS), 7.283%, due 07/15/32 (I/F) [2]	1,332,389
3,278,006	Federal Home Loan Mortgage Corp., (2857-OM), 0%, due 09/15/34 (P/O)	2,014,646
1,950,546	Federal Home Loan Mortgage Corp., (2870-EO), 0%, due 10/15/34 (P/O)	1,462,932
3,358,313	Federal Home Loan Mortgage Corp., (2937-SW), 16.683%, due 02/15/35 (I/F) (TAC) [2]	3,504,022
832,360	Federal Home Loan Mortgage Corp., (2950-GS), 16.275%, due 03/15/35 (I/F) [2]	780,823
3,144,097	Federal Home Loan Mortgage Corp., (2951-NS), 16.275%, due 03/15/35 (I/F) [2]	2,842,710
1,529,079	Federal Home Loan Mortgage Corp., (2962-GT), 16%, due 04/15/35 (I/F) (TAC) [2]	1,536,007
987,732	Federal Home Loan Mortgage Corp., (2990-JK), 17.223%, due 03/15/35 (I/F) [2]	965,596
3,352,070	Federal Home Loan Mortgage Corp., (3000-SR), 16.183%, due 03/15/35 (I/F) (TAC) [2]	3,484,253
2,242,315	Federal Home Loan Mortgage Corp., (3014-SJ), 9.189%, due 08/15/35 (I/F) [2]	1,846,658
1,607,354	Federal Home Loan Mortgage Corp., (3019-SQ), 26.962%, due 06/15/35 (I/F) [2]	1,737,302
2,167,131	Federal Home Loan Mortgage Corp., (3035-TP), 6.5%, due 12/15/33 (I/F) [2]	1,994,601
3,226,609	Federal Home Loan Mortgage Corp., (3063-JS), 22.468%, due 11/15/35 (I/F) [2]	3,406,859
474,925	Federal Home Loan Mortgage Corp., (3076-ZQ), 5.5%, due 11/15/35 (PAC)	475,325
2,658,445	Federal Home Loan Mortgage Corp., (3077-ZW), 4.5%, due 08/15/35	2,657,326
1,801,093	Federal Home Loan Mortgage Corp., (3081-PO), 0%, due 07/15/33 (P/O)	1,562,989
2,184,497	Federal Home Loan Mortgage Corp., (3092-CS), 16.113%, due 12/15/35 (I/F) (TAC) [2]	2,231,839
2,274,394	Federal Home Loan Mortgage Corp., (3092-LO), 0%, due 12/15/35 (P/O) (TAC)	2,024,384
2,819,318	Federal Home Loan Mortgage Corp., (3092-OL), 0%, due 12/15/35 (P/O)	2,245,168
24,825,292	Federal Home Loan Mortgage Corp., (3122-SG), 4.435%, due 03/15/36 (I/O) (I/F) (TAC) (PAC) [2]	1,485,523
2,542,913	Federal Home Loan Mortgage Corp., (3128-OJ), 0%, due 03/15/36 (P/O)	2,262,474
1,948,802	Federal Home Loan Mortgage Corp., (3146-SB), 19.268%, due 04/15/36 (I/F) [2]	1,996,524
1,258,231	Federal Home Loan Mortgage Corp., (3153-NK), 19.195%, due 05/15/36 (I/F) [2]	1,249,099
2,006,725	Federal Home Loan Mortgage Corp., (3161-SA), 19.085%, due 05/15/36 (I/F) [2]	2,055,684
3,085,207	Federal Home Loan Mortgage Corp., (3171-GO), 0%, due 06/15/36 (P/O) (PAC)	2,874,081
3,404,911	Federal Home Loan Mortgage Corp., (3185-SA), 9.009%, due 07/15/36 (I/F) [2]	2,908,817
1,359,530	Federal Home Loan Mortgage Corp., (3186-SB), 18.352%, due 07/15/36 (I/F) [2]	1,323,522
2,399,144	Federal Home Loan Mortgage Corp., (3330-SB), 19.452%, due 06/15/37 (I/F) (TAC) [2]	2,465,073
3,254,610	Federal Home Loan Mortgage Corp., (3349-SD), 18.168%, due 07/15/37 (I/F) [2]	3,176,108
1,858,681	Federal Home Loan Mortgage Corp., (3457-PO), 0%, due 09/15/36 (P/O)	1,730,191

(2) Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2008.

I/F - Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

I/O - Interest Only Security.

PAC - Planned Amortization Class.

P/O - Principal Only Security.

TAC - Target Amortization Class.

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 2008 (cont'd)

Principal Amount		Value
$3,647,488	Federal National Mortgage Association, (05-1-GZ), 5%, due 02/25/35	$3,553,519
3,704,674	Federal National Mortgage Association, (05-13-JS), 20.894%, due 03/25/35 (I/F) [2]	3,499,999
1,941,663	Federal National Mortgage Association, (05-44-TS), 18.263%, due 03/25/35 (I/F) (TAC) [2]	1,957,890
2,094,842	Federal National Mortgage Association, (05-62-BO), 0%, due 07/25/35 (P/O)	1,866,750
2,923,909	Federal National Mortgage Association, (05-69-HO), 0%, due 08/25/35 (P/O)	2,243,498
1,169,544	Federal National Mortgage Association, (05-87-ZQ), 4.5%, due 10/25/25	1,152,049
1,354,243	Federal National Mortgage Association, (05-92-DT), 6%, due 10/25/35 (I/F) (TAC)	1,361,230
1,056,294	Federal National Mortgage Association, (06-14-SP), 18.889%, due 03/25/36 (I/F) (TAC) [2]	1,090,890
1,384,308	Federal National Mortgage Association, (06-15-LO), 0%, due 03/25/36 (P/O)	1,041,384
3,604,348	Federal National Mortgage Association, (06-45-SP), 21.482%, due 06/25/36 (I/F) [2]	3,773,740
1,876,092	Federal National Mortgage Association, (06-57-SA), 21.262%, due 06/25/36 (I/F) [2]	1,841,886
2,000,000	Federal National Mortgage Association, (06-67-DS), 23.227%, due 07/25/36 (I/F) [2]	1,895,980
27,411,922	Federal National Mortgage Association, (07-48-SD), 5.629%, due 05/25/37 (I/O) (I/F) [2]	1,992,318
2,340,578	Federal National Mortgage Association, (07-58-SL), 14.947%, due 06/25/36 (I/F) [2]	2,216,021
5,863,296	Government National Mortgage Association, (05-45-DK), 17.84%, due 06/16/35 (I/F) [2]	5,655,708
41,384,520	Government National Mortgage Association, (06-35-SA), 6.093%, due 07/20/36 (I/O) (I/F) [2]	2,532,066
77,160,365	Government National Mortgage Association, (06-61-SA), 4.243%, due 11/20/36 (I/O) (I/F) (TAC) [2]	4,404,561
38,938,753	Government National Mortgage Association, (08-53-TS), 5.963%, due 05/20/38 (I/O) (I/F) (TAC) [2]	2,536,190
49,054,836	Government National Mortgage Association, (08-58-TS), 5.893%, due 05/20/38 (I/O) (I/F) (TAC) [2]	3,125,019
	Total U.S. Government Agency Obligations	120,099,035
	Total Collateralized Mortgage Obligations (Cost: $186,480,700)	197,928,034
	Total Fixed Income Securities (Cost: $218,387,635) (117.3%)	203,382,033
	Convertible Securities
	Convertible Corporate Bonds (4.3%)
	Banking (0.7%)
907,000	Euronet Worldwide, Inc., 3.5%, due 10/15/25	587,282
683,000	National City Corp., 4%, due 02/01/11	612,139
	Total Banking	1,199,421
	Commercial Services (0.3%)
865,000	Sotheby's, (144A), 3.125%, due 06/15/13 [3]	536,300

(2) Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2008.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $8,027,859 or 4.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

I/F - Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.

I/O - Interest Only Security.

P/O - Principal Only Security.

TAC - Target Amortization Class.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund

Schedule of Investments

December 31, 2008 (cont'd)

Principal Amount		Value
	Electronics (0.9%)
$736,000	Agere Systems, Inc., 6.5%, due 12/15/09	$725,880
45,000	JA Solar Holdings Co., Ltd., 4.5%, due 05/15/13	18,225
751,000	LSI Logic Corp., 4%, due 05/15/10	705,001
339,000	Xilinx, Inc., (144A), 3.125%, due 03/15/37 [3]	231,791
	Total Electronics	1,680,897
	Healthcare Providers (0.4%)
1,186,000	Omnicare, Inc., 3.25%, due 12/15/35	671,573
	Media-Broadcasting & Publishing (0.1%)
319,000	Ciena Corp., 0.875%, due 06/15/17	114,043
	Medical Supplies (0.1%)
160,000	Integra LifeSciences Holdings Corp., (144A), 2.375%, due 06/01/12 [3]	117,800
160,000	Integra LifeSciences Holdings Corp., (144A), 2.75%, due 06/01/10 [3]	142,000
	Total Medical Supplies	259,800
	Metals (0.1%)
370,000	Coeur d'Alene Mines Corp., 3.25%, due 03/15/28	119,325
	Oil & Gas (0.6%)
99,000	Hercules Offshore, Inc., (144A), 3.375%, due 06/01/38 [3]	45,787
443,000	Transocean, Inc., Class A, 1.625%, due 12/15/37	388,179
442,000	Transocean, Inc., Class B, 1.5%, due 12/15/37	360,230
442,000	Transocean, Inc., Class C, 1.5%, due 12/15/37	342,550
	Total Oil & Gas	1,136,746
	Pharmaceuticals (0.2%)
357,000	United Therapeutics Corp., (144A), 0.5%, due 10/15/11 [3]	340,043
	Real Estate (0.8%)
1,517,000	Affordable Residential Communities, Inc., (144A), 7.5%, due 08/15/25 (Cost $1,516,330, Acquired 08/03/2005-05/12/2006) [1,3,4]	1,283,761
180,000	ProLogis, 2.625%, due 05/15/38	77,400
	Total Real Estate	1,361,161
	Retailers (0.1%)
140,000	RadioShack Corp., (144A), 2.5%, due 08/01/13 [3]	117,075
	Total Convertible Corporate Bonds (Cost: $9,716,352)	7,536,384

(1) Illiquid security.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $8,027,859 or 4.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

(4) Restricted security (Note 7).

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 2008 (cont'd)

Number of Shares		Value
	Convertible Preferred Stocks (3.3%)
	Commercial Banks (0.1%)
1,542	Fifth Third Bancorp, Series G, $8.50	$125,025
	Commercial Services (0.1%)
10,940	United Rentals Trust I, $3.25	173,673
	Diversified Financial Services (0.5%)
1,160	Bank of America Corp., $72.50	754,000
4,300	Citigroup, Inc., $3.25	120,357
	Total Diversified Financial Services	874,357
	Electric Utilities (0.8%)
16,500	AES Corp., $3.375	624,360
16,100	Entergy Corp., $3.8125	806,932
	Total Electric Utilities	1,431,292
	Energy Equipment & Services (0.4%)
17,850	Bristow Group, Inc., $2.75	653,131
	Financial Services (0.1%)
2,724	Vale Capital, Ltd., Series A, $2.75	72,186
1,612	Vale Capital, Ltd., Series B, $2.75	41,912
	Total Financial Services	114,098
	Food Products (0.1%)
5,900	Archer-Daniels-Midland Co., $3.125	223,610
	Insurance (0.4%)
13,105	Reinsurance Group of America, Inc., $2.875	707,670
	Media (0.1%)
800	Interpublic Group of Companies, Inc., (144A), $52.50 [3]	267,200
	Oil, Gas & Consumable Fuels (0.3%)
8,445	Chesapeake Energy Corp., $4.50	504,589
	Pharmaceuticals (0.1%)
330	Mylan, Inc., $65.00	217,480
	Road & Rail (0.3%)
660	Kansas City Southern, $51.25	456,390
	Total Convertible Preferred Stocks (Cost: $8,478,033)	5,748,515
	Total Convertible Securities (Cost: $18,194,385) (7.6%)	13,284,899

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $8,027,859 or 4.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund's Board of Directors.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund

Schedule of Investments

December 31, 2008 (cont'd)

Number of Shares		Value
	Common Stock
	Aerospace & Defense (0.0%)
2,190	Honeywell International, Inc.	$71,898
	Capital Markets (0.1%)
8,470	Blackstone Group, LP (The)	55,309
1,650	Invesco, Ltd.	23,826
	Total Capital Markets	79,135
	Chemicals (0.1%)
5,500	Du Pont (E.I.) de Nemours & Co.	139,150
	Commercial Services & Supplies (0.1%)
2,200	Avery Dennison Corp.	72,006
2,700	Waste Management, Inc.	89,478
	Total Commercial Services & Supplies	161,484
	Communications Equipment (0.0%)
12,900	Motorola, Inc.	57,147
	Computers & Peripherals (0.2%)
3,600	Dell, Inc. [6]	36,864
1,880	Hewlett-Packard Co.	68,225
1,800	International Business Machines Corp.	151,488
	Total Computers & Peripherals	256,577
	Containers & Packaging (0.1%)
7,990	Packaging Corp. of America	107,545
	Diversified Financial Services (0.1%)
5,600	JPMorgan Chase & Co.	176,568
1,470	NYSE Euronext	40,249
	Total Diversified Financial Services	216,817
	Diversified Telecommunication Services (0.2%)
5,500	AT&T, Inc.	156,750
33,720	Qwest Communications International, Inc.	122,741
7,837	Windstream Corp.	72,100
	Total Diversified Telecommunication Services	351,591
	Electric Utilities (0.1%)
4,040	American Electric Power Co., Inc.	134,451

(6) Non-income producing security.

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 2008 (cont'd)

Number of Shares		Value
	Electronic Equipment, Instruments & Components (0.1%)
5,150	Tyco Electronics, Ltd.	$83,481
	Food & Staples Retailing (0.0%)
2,220	CVS Caremark Corp.	63,803
	Food Products (0.2%)
6,700	Kraft Foods, Inc., Class A	179,895
13,100	Sara Lee Corp.	128,249
	Total Food Products	308,144
	Health Care Equipment & Supplies (0.0%)
3,500	Boston Scientific Corp. [6]	27,090
	Health Care Providers & Services (0.0%)
23,740	Tenet Healthcare Corp. [6]	27,301
	Household Durables (0.1%)
5,270	Lennar Corp., Class A	45,691
1,700	Sony Corp. (SP ADR)	37,179
	Total Household Durables	82,870
	Household Products (0.1%)
3,230	Kimberly-Clark Corp.	170,350
	Industrial Conglomerates (0.1%)
8,000	General Electric Co.	129,600
3,100	Tyco International, Ltd.	66,960
	Total Industrial Conglomerates	196,560
	Insurance (0.1%)
3,780	Travelers Cos., Inc. (The)	170,856
	Leisure Equipment & Products (0.1%)
7,180	Mattel, Inc.	114,880
	Media (0.1%)
5,460	Comcast Corp., Class A	92,165
9,600	Regal Entertainment Group, Class A	98,016
5,480	Time Warner, Inc.	55,129
	Total Media	245,310
	Metals & Mining (0.0%)
3,000	Alcoa, Inc.	33,780
1,020	United States Steel Corp.	37,944
	Total Metals & Mining	71,724

(6) Non-income producing security.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlie the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund

Schedule of Investments

December 31, 2008 (cont'd)

Number of Shares		Value
	Multi-Utilities (0.0%)
1,500	Ameren Corp.	$49,890
	Oil, Gas & Consumable Fuels (0.3%)
1,220	Anadarko Petroleum Corp.	47,031
870	BP PLC (SP ADR)	40,664
2,700	Chevron Corp.	199,719
3,200	ConocoPhillips	165,760
730	Marathon Oil Corp.	19,973
2,000	Valero Energy Corp.	43,280
	Total Oil, Gas & Consumable Fuels	516,427
	Paper & Forest Products (0.0%)
6,000	MeadWestvaco Corp.	67,140
	Personal Products (0.0%)
995	Estee Lauder Companies, Inc. (The), Class A	30,805
	Pharmaceuticals (0.2%)
4,800	Bristol-Myers Squibb Co.	111,600
9,600	Pfizer, Inc.	170,016
4,400	Watson Pharmaceuticals, Inc. [6]	116,908
	Total Pharmaceuticals	398,524
	Real Estate Investment Trusts (REITs) (0.0%)
470	Annaly Capital Management, Inc.	7,459
2,400	Hospitality Properties Trust	35,688
	Total Real Estate Investment Trusts (REITs)	43,147
	Semiconductors & Semiconductor Equipment (0.1%)
4,970	Intel Corp.	72,860
1,330	KLA-Tencor Corp.	28,981
10,390	LSI Corp. [6]	34,183
	Total Semiconductors & Semiconductor Equipment	136,024
	Specialty Retail (0.1%)
7,900	Gap, Inc. (The)	105,781
4,000	Home Depot, Inc. (The)	92,080
	Total Specialty Retail	197,861
	Thrifts & Mortgage Finance (0.1%)
8,070	New York Community Bancorp, Inc.	96,517
	Total Common Stock (Cost: $6,883,849) (2.7%)	4,674,499

(6) Non-income producing security.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlie the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

See accompanying Notes to Financial Statements.

Schedule of Investments

December 31, 2008 (cont'd)

Principal Amount		Value
	Short-Term Investment (9.8% of Net Assets)
	Short-Term Investments (9.8%)
$16,936,392	Repurchase Agreement, State Street Bank & Trust Company, 0.1%, due 01/02/09 (collateralized by $17,280,000, U.S. Treasury Bill, 0.84%, due 05/21/09, valued at $17,276,544) (Total Amount to be Received Upon Repurchase $16,936,402)	$16,936,392
	Total Short-Term Investments (Cost: $16,936,392)	16,936,392
	TOTAL INVESTMENTS (Cost: $260,402,261) (137.4%)	238,277,823
	LIABILITIES IN EXCESS OF OTHER ASSETS (-37.4%)	(64,869,518)
	NET ASSETS (100.0%)	$173,408,305

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund

Investments by Industry

December 31, 2008

Industry*	Percentage of Net Assets
U.S. Government Agency Obligations	69.2%
Private Mortgage-Backed Securities	44.9
Diversified Financial Services-Specialized Finance	2.9
Banking	1.0
Electronics	0.9
Electric Utilities	0.9
Real Estate	0.8
Oil & Gas	0.6
Diversified Financial Services	0.6
Oil, Gas & Consumable Fuels	0.6
Pharmaceuticals	0.5
Insurance	0.5
Commercial Services	0.4
Healthcare Providers	0.4
Energy Equipment & Services	0.4
Food Products	0.3
Road & Rail	0.3
Media	0.2
Diversified Telecommunication Services	0.2
Computers & Peripherals	0.2
Medical Supplies	0.1
Specialty Retail	0.1
Industrial Conglomerates	0.1
Household Products	0.1
Commercial Services & Supplies	0.1

Industry*	Percentage of Net Assets
Chemicals	0.1%
Semiconductors & Semiconductor Equipment	0.1
Commercial Banks	0.1
Metals	0.1
Retailers	0.1
Leisure Equipment & Products	0.1
Financial Services	0.1
Media - Broadcasting & Publishing	0.1
Containers & Packaging	0.1
Thrifts & Mortgage Finance	0.1
Electronic Equipment, Instruments and Components	0.1
Household Durables	0.1
Capital Markets	0.1
Aerospace & Defense	0.0	**
Metals & Mining	0.0	**
Paper & Forest Products	0.0	**
Food & Staples Retailing	0.0	**
Communications Equipment	0.0	**
Multi-Utilities	0.0	**
Real Estate Investment Trusts (REITs)	0.0	**
Personal Products	0.0	**
Health Care Providers & Services	0.0	**
Health Care Equipment & Supplies	0.0	**
Short-Term Investments	9.8
Total	137.4%

* These classifications are unaudited.

** Value to rounds to less than 0.1% of net assets.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at Value (Cost: $260,402,261)	$238,277,823
Receivable for Securities Sold	415,929
Interest and Dividends Receivable	1,882,905
Total Assets	240,576,657
Liabilities:
Payables for Borrowings	58,100,000
Distributions Payable	7,379,547
Payables for Securities Purchased	1,153,810
Accrued Other Expenses	200,759
Interest Payable on Borrowings	190,436
Accrued Investment Advisory Fees	120,348
Accrued Directors' Fees and Expenses	22,945
Accrued Compliance Expense	507
Total Liabilities	67,168,352
Net Assets	$173,408,305
Net Assets consist of:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,609,979 shares issued and outstanding)	$476,100
Paid-in Capital	293,480,932
Accumulated Net Realized Loss on Investments	(94,008,021)
Distributions in Excess of Net Investment Income	(4,416,268)
Net Unrealized Depreciation on Investments	(22,124,438)
Net Assets	$173,408,305
Net Asset Value per Share	$3.64
Market Price Per Share	$3.07

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund

Statement of Operations

Year Ended December 31, 2008

Investment Income:
Interest (including net security lending income of $87,465)	$25,764,615
Dividends (net of foreign withholding of taxes of $477)	2,590,601
Total Investment Income	28,355,216
Expenses:
Investment Advisory Fees	1,477,683
Interest Expense	1,253,181
Audit and Tax Service Fees	110,875
Directors' Fees and Expenses	96,379
Legal Fees	87,078
Administration Fees	66,648
Proxy Expense	63,813
Printing and Distribution Costs	57,933
Transfer Agent Fees	45,362
Listing Fees	44,277
Custodian Fees	29,218
Accounting Fees	24,749
Miscellaneous	15,312
Insurance Expense	10,899
Compliance Expense	7,590
Total Expenses	3,390,997
Net Investment Income	24,964,219
Net Realized Loss and Change in Unrealized Appreciation on Investments:
Net Realized Loss on Investments	(53,669,239)
Change in Unrealized Appreciation on Investments	16,903,425
Net Realized Loss and Changes in Unrealized Depreciation on Investments	(36,765,814)
Decrease in Net Assets from Operations	$(11,801,595)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2008	2007
Decrease in Net Assets:
Operations:
Net Investment Income	$24,964,219	$18,257,635
Net Realized Loss on Investments	(53,669,239)	(13,069,949)
Change in Unrealized Appreciation (Depreciation) on Investments	16,903,425	(47,788,943)
Decrease in Net Assets Resulting from Operations	(11,801,595)	(42,601,257)
Distributions to Shareholders:
From Net Investment Income	(18,091,795)	(20,615,125)
Total Decrease in Net Assets	(29,893,390)	(63,216,382)
Net Assets:
Beginning of Year	203,301,695	266,518,077
End of Year	$173,408,305	$203,301,695
Distributions in Excess of Net Investment Income	$(4,416,268)	$(5,801,806)

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund

Statement of Cash Flows

Year Ended December 31, 2008

Cash Flows From Operating Activities:
Decrease in Net Assets from Operations	$(11,801,595)
Adjustments to Reconcile Decrease in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Investments Purchased	(163,063,579)
Investments Sold	118,664,926
Net Increase in Short-Term Investments	33,289,549
Net Amortization/Accretion of Premium/(Discount)	(107,773)
Decrease in Interest and Dividends Receivable	(263,179)
Decrease in Payable Upon Return of Securities Loaned	(49,848,716)
Decrease in Accrued Directors' Fees and Expenses	(16,555)
Decrease in Accrued Compliance Expense	(574)
Increase in Accrued Investment Advisory Fees	7,670
Increase in Interest Payable on Borrowings	99,715
Increase in Other Accrued Expenses	4,332
Realized and Unrealized (Gain)/Loss on Investments	36,765,814
Net Cash Used in Operating Activities	(36,269,965)
Cash Flows Provided by Financing Activities:
Distributions to Shareholders	(17,330,035)
Increase in Borrowings	53,600,000
Net Cash Provided by Financing Activities	36,269,965
Net Change in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information:
Interest paid during the year	$1,153,466

See accompanying Notes to Financial Statements.

Notes to Financial Statements

Note 1—Significant Accounting Policies:

TCW Strategic Income Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended, and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, options, securities issued or guaranteed by the United States Government, its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements, mortgage related securities, asset-backed securities, money market securities and other securities without limit believed by the Fund's investment advisor to be consistent with the Fund's investment objective. TCW Investment Management Company (the "Advisor") is the Investment Advisor to the Fund and is registered under the Investment Advisors Act of 1940.

The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities that are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark to market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

The Fund invests in asset-backed securities and collateralized debt obligations securities, which are valued based on prices supplied by dealers who make markets in such securities. However, such markets have become illiquid, and therefore, the value of these securities may differ from the realized values had a liquid market existed for these investments, and the differences could be material. At December 31, 2008, the total value of these securities amount to $5,453,998 or 3.1% of the Fund's net assets.

The Fund invests a portion of its assets in below-investment grade debt securities, including asset-backed securities and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Recent instability in the markets for fixed-income securities, particularly securities with sub-prime exposure, has resulted in increased volatility of market prices and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or mean prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. At December 31, 2008, eighteen securities were fair valued at $3,887,285 or 2.2% of net assets.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. FAS 157 defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs

TCW Strategic Income Fund

Notes to Financial Statements (cont'd)

may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1—quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$9,525,752
Level 2—Other Significant Observable Inputs	223,298,073
Level 3—Significant Unobservable Inputs	5,453,998
Total	$238,277,823

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Level 3 Securities
Balance as of 12/31/07	$33,493,019
Accrued discounts/premiums	1,978
Realized gain/(loss) and change in unrealized appreciation/depreciation	(27,500,469)
Net purchases (sales)	(540,530)
Net transfers in and/or out of Level 3	—
Balance, as of 12/31/08	$5,453,998
Net change in unrealized appreciation/(depreciation) from investments still held as of 12/31/08	$(5,556,436)

Security Transactions and Related Investment Income: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Discounts, including original issue discounts, and premiums on securities purchased are amortized using a constant yield-to-maturity method. Realized gains and losses on investments are recorded on the basis of specific identified cost.

For certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities) but the cash flows have changed based on an evaluation of current information, the estimated yield is adjusted on a prospective basis over the remaining life of the security.

Distributions: Distributions to shareholders are recorded on ex-dividend date. The Fund declares and pays, or reinvests, dividends quarterly based on the managed distribution plan adopted by the Fund's Board of Directors. Under the Plan, the Fund will distribute a cash dividend equal to 7% of the Fund's net asset value on an annualized basis. The distribution will be based on the Fund's net asset value from the previous calendar year-end. The source for the dividend comes from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may be primarily due to differing treatments for market discount and premium, losses recognized for defaults or write-off on structured debt, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

Repurchase Agreements: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily,

Notes to Financial Statements (cont'd)

at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Note 2—Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2008, the Fund had a total loss carryforward for federal income tax purposes of $92,517,726 which will expire in 2009 ($2,458,898), 2010 ($61,853,273), 2011 ($10,749,289), and in 2016 ($17,456,266). For the year ended December 31, 2008, the Fund did not utilize a loss carryforward.

Also for the year ended December 31, 2008, the Fund distributed, on a tax basis, $18,091,795, of which $16,699,782 is characterized as ordinary income for 2008 and $1,392,013 is deferred to 2009. The character of this amount will depend on earnings and profit for 2009. For the previous year ended December 31, 2007, the Fund distributed, on a tax basis, $20,615,125 of ordinary income.

At December 31, 2008, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Appreciated securities	$27,017,222
Depreciated securities	(50,195,815)
Net unrealized appreciation/ (depreciation)	$(23,178,593)
Cost of securities for federal income tax purposes	$261,456,416

The following reclassifications have been made for the permanent differences between book and tax accounting as of December 31, 2008:

Increase (Decrease)
Undistributed/accumulated net investment income (loss)	$(5,486,886)
Undistributed/accumulated net realized gain (loss)	$34,747,653
Paid-in capital	$(29,260,767)

The Fund is subject to the provisions of FASB Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have any unrecognized tax benefits at December 31, 2008, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 3—Investment Advisory and Service Fees:

As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average managed assets and 0.50% of the Fund's average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund's Board of Directors, a portion of the Advisor's costs associated in support of the Fund's Rule 38a-1 compliance obligations, which is included in the Statement of Operations.

Note 4—Purchases and Sales of Securities:

For the year ended December 31, 2008, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $124,405,939 and $79,475,187, respectively, for non-U.S. Government Securities and aggregated $39,517,949 and $21,787,828, respectively, for U.S. Government Securities.

Note 5—Security Lending:

During the year ended December 31, 2008, the Fund lent securities to brokers. The brokers provided cash as collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. The Fund receives income, net of broker fees, by investing the cash collateral in short-term investments and is stated on the Statement of Operations. The Fund had no securities on loan at December 31, 2008.

TCW Strategic Income Fund

Notes to Financial Statements (cont'd)

Note 6—Directors' Fees:

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $96,379 from the Fund for the year ended December 31, 2008. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor.

Note 7—Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding 144A issues) at December 31, 2008. However, certain 144A securities were deemed illiquid as of December 31, 2008 and therefore were considered restricted. Aggregate cost and fair value of such securities held at December 31, 2008 were as follows:

	Aggregate Cost	Aggregate Value	Value as a Percentage of Fund's Net Assets
Total of Restricted Securities	$12,415,844	$4,986,719	2.9%

Note 8—Loan Outstanding:

The Fund is permitted to have bank borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $60 million at a rate, per annum, equal to the Federal Funds Rate plus 0.75%. The average daily loan balance during the period for which loans were outstanding amounted to $49,733,060, and the weighted average interest rate was 2.48%. Interest expense for the line of credit was $1,253,181 for the year ended December 31, 2008. The maximum outstanding loan balance during year ended December 31, 2008 was $59,600,000. The outstanding loan balance at December 31, 2008 was $58,100,000.

Note 9—Indemnifications:

Under the Fund's organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Financial Highlights

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value Per Share, Beginning of Year	$4.27	$5.60	$5.35	$5.78	$5.62
Income from Operations:
Net Investment Income (1)	0.52	0.38	0.30	0.21	0.20
Net Realized and Unrealized Gain (Loss) on Investments	(0.77)	(1.28)	0.33	(0.25)	0.19
Total from Investment Operations	(0.25)	(0.90)	0.63	(0.04)	0.39
Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.43)	(0.38)	(0.40)	(0.24)
Capital Activity:
Impact to Capital for Shares Issued	—	—	—	—	— (2)
Impact to Capital for Shares Repurchased	—	—	—	0.01	0.01
Total From Capital Activity	—	—	—	0.01	0.01
Net Asset Value Per Share, End of Year	$3.64	$4.27	$5.60	$5.35	$5.78
Market Value Per Share, End of Year	$3.07	$3.67	$5.11	$4.69	$5.36
Total Investment Return (3)	(6.32)%	(20.70)%	17.50%	(5.17)%	13.02%
Net Asset Value Total Return (4)	(6.03)%	(16.54)%	12.16%	(0.36)%	7.23%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$173,408	$203,302	$266,518	$254,924	$280,873
Ratio of Expenses Before Interest Expense to Average Net Assets	1.10%	0.86%	1.00%	0.89%	0.90%
Ratio of Interest Expense to Average Net Assets	0.65%	0.32%	0.55%	—%	—%
Ratio of Total Expenses to Average Net Assets	1.75%	1.18%	1.55%	0.89%	0.90%
Ratio of Net Investment Income to Average Net Assets	12.89%	7.60%	5.52%	3.73%	3.51%
Portfolio Turnover Rate	42.44%	74.98%	174.33%	56.04%	91.35%

(1) Computed using average shares outstanding throughout the year.

(2) Impact from reclassification of $114,359 from other accrued expenses to paid-in capital is less than $0.01. The Fund reclassified the amount in 2004 in that the estimated liabilities related to the Fund's last rights offering are no longer required.

(3) Based on market price per share, adjusted for reinvestment of distributions.

(4) Based on net asset value per share, adjusted for reinvestment of distributions.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of TCW Strategic Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 20, 2009
Los Angeles, California

Voting Information (Unaudited)

Report of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on September 23, 2008. At the meeting, the following matters were submitted to a shareholder vote: (i) the election of Samuel P. Bell, Richard W. Call, David S. DeVito, Matthew K. Fong, John A. Gavin, Patrick C. Haden and Charles A. Parker as Directors to serve until their successors are elected and qualify (each nominee was elected with Mr. Bell receiving 39,499,187 affirmative votes and 2,960,845 votes withheld, Mr. Call receiving 39,502,305 affirmative votes and 2,957,727 votes withheld, Mr. DeVito receiving 39,532,864 affirmative votes and 2,927,168 votes withheld, Mr. Fong receiving 39,575,316 affirmative votes and 2,884,716 votes withheld, Mr. Gavin receiving 39,538,839 affirmative votes and 2,921,193 votes withheld, Mr. Haden receiving 39,578,082 affirmative votes and 2,881,950 votes withheld, Mr. Parker receiving 39,527,536 affirmative votes and 2,932,496 votes withheld); and (ii) the conversion of the Fund to an open-end investment company pursuant to the Fund's Articles of Incorporation, and adoption of an amendment and restatement of the Articles of Incorporation to effectuate the proposal (votes for 3,578,405, votes against 14,341,738 and abstentions 608,955). 47,609,979 shares were outstanding on the record date of the meeting and 42,193,106 shares with respect to proposal (i) entitled to vote were present in person or proxy at the meeting and 18,529,098 shares with respect to proposal (ii) entitled to vote were present in person or proxy at the meeting.

TCW Strategic Income Fund

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund's proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

  1.  By calling 1-(877) 829-4768 to obtain a hard copy; or

  2.  By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor's proxy voting guidelines, it will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Fund's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available:

  1.  By calling 1-(877) 829-4768 to obtain a hard copy; or

  2.  By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund's proxy voting record, it will send the information disclosed in the Fund's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request. The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877)829-4768 to obtain a hard copy. You may also obtain the Fund's Form N-Q:

  1.  By going to the SEC website at http://www.sec.gov.; or

  2.   By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it (Phone 1-(800) SEC-0330 for information on the operation of the SEC's Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the NYSE on October 30, 2008.

Privacy Policy

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, "Privacy of Consumer Financial Information," issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., and TCW Strategic Income Fund, Inc. (collectively, "TCW") are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

  •  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

  •  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

  •  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

  •  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services through joint marketing arrangements.

  •  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

  •  We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

  •  We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

TCW Strategic Income Fund

Privacy Policy (cont'd)

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address set out at the bottom of this policy.

Reminder About TCW's Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc. and TCW Strategic Income Fund, Inc.:

  •  Are not guaranteed by a bank;

  •  Are not obligations of The TCW Group, Inc. or of its subsidiaries;

  •  Are not insured by the Federal Deposit Insurance Corporation; and

  •  Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

DIVIDEND REINVESTMENT PLAN:

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund's net assets value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased for them under the Plan.

To enroll in the plan, if your shares are registered in your name, write to the BNY Mellon Shareowner Services ("BNY"), P.O. Box #358035, Pittsburgh, PA 15252-8035, or call toll free at 1-(866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact the BNY or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at 1-(877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Directors and Officers (Unaudited)

A board of seven directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the "Fund"). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Samuel P. Bell (72)	Mr. Bell has served as a director of the Fund since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking), TCW Funds, Inc. (mutual fund).

Richard W. Call (84)	Mr. Call has served as a director of the Fund since February 1987.	Private Investor.	TCW Funds, Inc. (mutual fund).

David S. DeVito (46)(2)	Mr. DeVito has served as a director of the Fund since January 2008.	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Funds, Inc.	None.

Matthew K. Fong (55)	Mr. Fong has served as a director of the Fund since April 1999.	President, Strategic Advisory Group (consulting firm).	Seismic Warning Systems, Inc., PGP LLP (private equity fund), and TCW Funds, Inc. (mutual fund).

John A. Gavin (77)	Mr. Gavin has served as a director of the Fund since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (mutual fund), TCW Funds, Inc. (mutual fund), Hotchkis and Wiley Funds (mutual fund).

Patrick C. Haden (55)	Mr. Haden has served as a director of the Fund since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), and TCW Funds, Inc. (mutual fund).

Charles A. Parker (74)	Mr. Parker has served as a director of the Fund since May 1988.	Private Investor.	Horace Mann Educators Corp. (insurance corporation), Burridge Center for Research in Security Prices (University of Colorado), and TCW Funds, Inc. (mutual fund).

(1) The address of each Independent Director is c/o Paul Hastings, Janofsky & Walker LLP, Counsel to the Independent Directors, 515 South Flower Street, Los Angeles, CA 90071

(2) The address for the Interested Director is 865 South Figueroa Street, Los Angeles, CA 90017

TCW Strategic Income Fund

Directors and Officers (Unaudited) (cont'd)

The officers of the Fund who are not directors of the Fund are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (2)
Ronald R. Redell (38)*	President and Chief Executive Officer	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company; President and Chief Executive Officer, TCW Funds, Inc.

Jeffrey Gundlach (49)*	Senior Vice President and Portfolio Manager	Group Managing Director and Chief Investment Officer, the Advisor and Trust Company of the West; President, Chief Investment Officer and Director, and TCW Asset Management Company.

Thomas D. Lyon (49)*	Senior Vice President	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.

Hilary G.D. Lord (52)*	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Funds, Inc.

Philip K. Holl (59)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Funds, Inc.

Michael E. Cahill (57)*	Senior Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel, TCW Funds, Inc.

Peter A. Brown (53)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.

George N. Winn (40)*	Assistant Treasurer	Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor.

(2) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

* Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

Insight that works for you.TM

TCW Strategic Income Fund, Inc.

865 South Figueroa Street

Los Angeles, California 90017

866 227 8179

www.tcw.com

Investment Advisor

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

Transfer Agent, Dividend Reinvestment and Disbursement Agent and Registrar

BNY Mellon Shareowner Services

P.O. Box #35835

Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP

350 South Grand Avenue

Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1775 Eye Street N.W.

Washington, D.C. 20006

Directors

Samuel P. Bell

Director

Richard W. Call

Director

David S. DeVito

Director, Treasurer and Chief Financial Officer

Matthew K. Fong

Director

John A. Gavin

Director

Patrick C. Haden

Chairman

Charles A. Parker

Director

Officers

Ronald R. Redell

President and Chief Executive Officer

Jeffrey Gundlach

Senior Vice President and Portfolio Manager

Thomas D. Lyon

Senior Vice President

Hilary G.D. Lord

Senior Vice President,

Chief Compliance Officer

Philip K. Holl

Secretary and Associate General Counsel

Michael E. Cahill

Senior Vice President, General Counsel and Assistant Secretary

Peter A. Brown

Senior Vice President

George N. Winn

Assistant Treasurer

Item 2.                    Code of Ethics.  The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.  The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.                    Audit Committee Financial Expert.  The registrant has two audit committee financial experts, Samuel P. Bell and Charles A. Parker, who are independent of management, serving on its audit committee.

Item 4.                    Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2007	2008

$65,500	$72,050

(b) Audit-Related Fees Paid by Registrant

2007	2008

0	0

(c) Tax Fees Paid by Registrant

2007	2008

$4,750	$4,500

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2007	2008

0	0

(e) (1)  The registrant’s audit committee approves each specific service the auditor will perform for the registrant.  Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None

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(f)            Not applicable.

(g)         No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant’s accountant for services rendered to the registrant, or rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)         Not applicable.

Item 5.                   Audit of Committee of Listed Registrants.

(a)   The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The registrant’s audit committee members, consisting solely of independent directors are:

Samuel P. Bell

Richard W. Call

Matthew K. Fong

John A. Gavin

Patrick C. Haden

Charles A. Parker

Item 6.                   Schedule of Investments. Not Applicable.

Item 7.                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Guidelines and Procedures

May 2008

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds.  If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).  The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy

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voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues.  The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments.  TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process.  An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records.  All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties.   Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes.  In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares.  In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW.  When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments.  With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal.  TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals.  The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners.  A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines.  If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it.  The Director of Research will review the portfolio manager’s vote and make a determination.  If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies.  In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings.  In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly.

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On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decisions, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW.  A relationship will be deemed not to be material, and no further conflict analysis will be required, if the assets managed for that client by TCW represent, in the aggregate, 0.25% (25 basis points) or less of TCW’s total assets under management.  On the other hand, if the assets managed for that client by TCW exceed in the aggregate, 0.25% (25 basis points) of TCW’s total assets under management, then the Proxy Committee will investigate whether the relationship should be deemed to be material under the particular circumstances. If the relationship is deemed not to be material, then no further conflict analysis will be required.  If a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company.  The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel.  If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material and no further conflict analysis will be required.  If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients.  These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

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TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts.    To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision.  Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record.  For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies.  The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.  Furthermore, the operational hurdles to voting proxies vary by country.  As a result, TCW considers whether or not to vote an international proxy based on the particular facts and curcumstances.  However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.”  The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

·                  For director nominees in uncontested elections

·                  For management nominees in contested elections

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·                  For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

·                  For changing the company name

·                  For approving other business

·                  For adjourning the meeting

·                  For technical amendments to the charter and/or bylaws

·                  For approving financial statements

Capital Structure

·                  For increasing authorized common stock

·                  For decreasing authorized common stock

·                  For amending authorized common stock

·                  For the issuance of common stock, except against if the issued common stock has superior voting rights

·                  For approving the issuance or exercise of stock warrants

·                  For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

·                  For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

·                  For decreasing authorized preferred stock

·                  For canceling a class or series of preferred stock

·                  For amending preferred stock

·                  For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

·                  For eliminating preemptive rights

·                  For creating or restoring preemptive rights

·                  Against authorizing dual or multiple classes of common stock

·                  For eliminating authorized dual or multiple classes of common stock

·                  For amending authorized dual or multiple classes of common stock

·                  For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

·                  For a stock repurchase program

·                  For a stock split

·                  For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

·                  For merging with or acquiring another company

·                  For recapitalization

·                  For restructuring the company

·                  For bankruptcy restructurings

·                  For liquidations

·                  For reincorporating in a different state

·                  For a leveraged buyout of the company

·                  For spinning off certain company operations or divisions

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·                  For the sale of assets

·                  Against eliminating cumulative voting

·                  For adopting cumulative voting

Board of Directors

·                  For limiting the liability of directors

·                  For setting the board size

·                  For allowing the directors to fill vacancies on the board without shareholder approval

·                  Against giving the board the authority to set the size of the board as needed without shareholder approval

·                  For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

·                  For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

·                  For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

·                  Against a classified board

·                  Against amending a classified board

·                  For repealing a classified board

·                  Against ratifying or adopting a shareholder rights plan (poison pill)

·                  Against redeeming a shareholder rights plan (poison pill)

·                  Against eliminating shareholders’ right to call a special meeting

·                  Against limiting shareholders’ right to call a special meeting

·                  For restoring shareholders’ right to call a special meeting

·                  Against eliminating shareholders’ right to act by written consent

·                  Against limiting shareholders’ right to act by written consent

·                  For restoring shareholders’ right to act by written consent

·                  Against establishing a supermajority vote provision to approve a merger or other business combination

·                  For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

·                  For eliminating a supermajority vote provision to approve a merger or other business combination

·                  Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

·                  Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

·                  For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

·                  Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

·                  Against establishing a fair price provision

·                  Against amending a fair price provision

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·                  For repealing a fair price provision

·                  For limiting the payment of greenmail

·                  Against adopting advance notice requirements

·                  For opting out of a state takeover statutory provision

·                  Against opt into a state takeover statutory provision

Compensation

·                  For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

·                  For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

·                  For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

·                  For limiting per-employee option awards

·                  For extending the term of a stock incentive plan for employees

·                  Case-by-case on assuming stock incentive plans

·                  For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

·                  For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

·                  For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

·                  For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

·                  For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

·                  For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

·                  For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

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·                  For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

·                  For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

·                  For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

·                  For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

·                  For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

·                  For approving an annual bonus plan

·                  For adopting a savings plan

·                  For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

·                  For adopting a deferred compensation plan

·                  For approving a long-term bonus plan

·                  For approving an employment agreement or contract

·                  For amending a deferred compensation plan

·                  For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

·                  For amending an annual bonus plan

·                  For reapproving a stock option plan or bonus plan for purposes of OBRA

·                  For amending a long-term bonus plan

Shareholder Proposals

·                  For requiring shareholder ratification of auditors

·                  Against requiring the auditors to attend the annual meeting

·                  Against limiting consulting by auditors

·                  Against requiring the rotation of auditors

·                  Against restoring preemptive rights

·                  For asking the company to study sales, spin-offs, or other strategic alternatives

·                  For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

·                  Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

·                  Against eliminating the company’s discretion to vote unmarked proxy ballots.

·                  For providing equal access to the proxy materials for shareholders

·                  Against requiring a majority vote to elect directors

·                  Against requiring the improvement of annual meeting reports

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·                  Against changing the annual meeting location

·                  Against changing the annual meeting date

·                  Against asking the board to include more women and minorities as directors.

·                  Against seeking to increase board independence

·                  Against limiting the period of time a director can serve by establishing a retirement or tenure policy

·                  Against requiring minimum stock ownership by directors

·                  Against providing for union or employee representatives on the board of directors

·                  For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

·                  For increasing the independence of the nominating committee

·                  For creating a nominating committee of the board

·                  Against urging the creation of a shareholder committee

·                  Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

·                  Against asking that a lead director be chosen from among the ranks of the non-employee directors

·                  For adopting cumulative voting

·                  Against requiring directors to place a statement of candidacy in the proxy statement

·                  Against requiring the nomination of two director candidates for each open board seat

·                  Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

·                  For repealing a classified board

·                  Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

·                  For eliminating supermajority provisions

·                  For reducing supermajority provisions

·                  Against repealing fair price provisions

·                  For restoring shareholders’ right to call a special meeting

·                  For restoring shareholders’ right to act by written consent

·                  For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

·                  For seeking to force the company to opt out of a state takeover statutory provision

·                  Against reincorporating the company in another state

·                  For limiting greenmail payments

·                  Against advisory vote on compensation

·                  Against restricting executive compensation

·                  For enhance the disclosure of executive compensation

·                  Against restricting director compensation

·                  Against capping executive pay

·                  Against calling for directors to be paid with company stock

·                  Against calling for shareholder votes on executive pay

·                  Against calling for the termination of director retirement plans

·                  Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

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·                  Against seeking shareholder approval to reprice or replace underwater stock options

·                  For banning or calling for a shareholder vote on future golden parachutes

·                  Against seeking to award performance-based stock options

·                  Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

·                  Against requesting that future executive compensation be determined without regard to any pension fund income

·                  Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

·                  Against requiring option shares to be held

·                  For creating a compensation committee

·                  Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

·                  For increasing the independence of the compensation committee

·                  For increasing the independence of the audit committee

·                  For increasing the independence of key committees

Social Issue Proposals

·                  Against asking the company to develop or report on human rights policies

·                  For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

·                  Against asking the company to limit or end operations in Burma

·                  For asking management to review operations in Burma

·                  For asking management to certify that company operations are free of forced labor

·                  Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

·                  Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

·                  Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

·                  Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

·                  Against asking management to report on the company’s foreign military sales or foreign offset activities

·                  Against asking management to limit or end nuclear weapons production

·                  Against asking management to review nuclear weapons production

·                  Against asking the company to establish shareholder-designated contribution programs

·                  Against asking the company to limit or end charitable giving

·                  For asking the company to increase disclosure of political spending and activities

·                  Against asking the company to limit or end political spending

·                  For requesting disclosure of company executives’ prior government service

·                  Against requesting affirmation of political nonpartisanship

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·                  For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

·                  Against severing links with the tobacco industry

·                  Against asking the company to review or reduce tobacco harm to health

·                  For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

·                  For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

·                  Against asking the company to take action on embryo or fetal destruction

·                  For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

·                  For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

·                  Against asking management to endorse the Ceres principles

·                  For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

·                  For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

·                  For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

·                  For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

·                  Against asking the company to preserve natural habitat

·                  Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

·                  Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

·                  For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

·                  Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

·                  For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

·                  Against asking management to drop sexual orientation from EEO policy

·                  Against asking management to adopt a sexual orientation non-discrimination policy

·                  For asking management to report on or review Mexican operations

·                  Against asking management to adopt standards for Mexican operations

13

·                  Against asking management to review or implement the MacBride principles

·                  Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

·                  For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

·                  Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

·                  For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Item 8.                                                           Portfolio Managers of Closed-End Management Investments Companies.

(a) Portfolio Managers

Jeffrey E. Gundlach	President and Chief Investment Officer TCW Asset Management Company; Group Managing Director and Chief Investment Officer, TCW Investment Management Company and Trust Company of the West

(b) Other Accounts Managed as of December 31, 2008 in millions

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey E. Gundlach	8	$3,139.2	49	$24,578.2	102	$24,640.5	0	—	42	$23,352.0	10	$3,604.9

(c)          Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group of Companies (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

(d)         Portfolio Manager Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised

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of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”).  Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.  Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.  Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel.  Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products.  In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds or the Fund, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof.  The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus.

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Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund. In the case of the TCW Focused Equities Fund, the Russell 1000 Value rather than the S&P 500 is used to measure performance for purposes of the profit sharing percentage.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees.  For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation  techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds).  In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.  In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.  All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective

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economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole.  Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW.  Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met.  Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation  Vehicles.  Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

(e)          Share Ownership in Registrant as of December 31, 2008

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill

Jeffrey E. Gundlach							X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. None.

Item 10.	Submission of Matters to a vote of Security Holders. Not Applicable.

Item 11.	Controls and Procedures.

(a)   The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12.                 Exhibits.

(a)	EX-99.CODE – Code of Ethics (filed herewith)

(b)	EX-99.CERT – Section 302 Certifications (filed herewith).
EX-99.906CERT – Section 906 Certification (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)
/s/ Ronald R. Redell
Ronald R. Redell
Chief Executive Officer

Date	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Ronald R. Redell
Ronald R. Redell
Chief Executive Officer

Date	March 2, 2009

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	March 2, 2009

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